SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                              Form 8-K

                           CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934

                  Date of Report - June 21, 2007

                 UNION NATIONAL FINANCIAL CORPORATION
        (Exact name of registrant as specified in its charter)



    Pennsylvania                0-19214            23-2415179
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State or other jurisdiction (Commission File     (IRS Employer
    of Incorporation)             Number)       Identification
                                                   Number)

             570 Lausch Lane
         Lancaster, Pennsylvania                      17601
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(Address of principal executive offices)           (Zip Code)



        Registrant's telephone number including area code:
                       (717) 653-1441
                        --------------


----------------------------------------------------------------
  (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02  Departure of Directors or Principal Officers;
           Election of Directors; Appointment of
           _____________________________________________
           Principal Officers
           _____________________________________________

           Union National Financial Corporation
           announced that Carl R. Hallgren will retire effective June 21, 2007, as a member and Vice-Chairman of the Board of Directors of Union National Financial Corporation and as secretary of the Corporation.
           He will also retire from the Board of its subsidiary, Union National Community Bank, as of December 31, 2007. Mr. Hallgren's retirement is in accordance with the mandatory retirement provisions set forth in the By-Laws of Union National Financial Corporation.

           With the announcement of Mr. Hallgren's retirement, the Board of Directors announced that it has appointed James R. Godfrey to Vice-Chairman and Darwin
           A. Nissley to Secretary of Union National Financial Corporation effective June 21, 2007. In addition, Stephen D. Staman has been appointed as Vice President of Union National Financial Corporation.


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                          SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             UNION NATIONAL FINANCIAL CORPORATION
                             (Registrant)


Dated: June 21, 2007          /s/Mark D. Gainer
                             ----------------------------------
                             Mark D. Gainer,
                             Chairman, President & Chief
                             Executive Officer
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